UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2007

EZ ENGLISH ONLINE INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-131531

(Commission File Number)

N/A

(IRS Employer Identification No.)

605 – 595 Hornby Street, Vancouver, British Columbia Canada V6C 1A4

(Address of principal executive offices and Zip Code)

604-809-3535

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

Effective January 18 2007, we granted stock options to one (1) officer of our company to purchase up to 250,000 shares of our common stock at an exercise price of $0.30 per share, exercisable until January 18, 2012. The stock options are being granted on a post-split basis as described in our preliminary Schedule 14C filed with the United States Securities and Exchange Commission on December 27, 2006 and our final Schedule 14C filed on January 16, 2007.

We issued the stock options to one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933), relying on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 18, 2007, we appointed Felix R. Wasser as chief financial officer of our company.

Our board of directors currently consists of Jacques Ninio and Kris Kooner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZ ENGLISH ONLINE INC.

/s/ Jacques Ninio

Jacques Ninio

President and Director

Date:	January 19, 2007